                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                       ----------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 22, 2005

                             SENTIGEN HOLDING CORP.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                 0-18700              13-3570672
------------------------------- ----------------  ------------------------------
(State or Other Jurisdiction of (Commission File (I.R.S. Employer Identification
 Incorporation or Organization)     Number)                Number)

               445 Marshall Street, Phillipsburg, New Jersey        08865
               (Address of Principal Executive Offices)           (Zip Code)

       Registrant's telephone number, including area code: (908) 387-1673

               580 Marshall Street, Phillipsburg, New Jersey 08865 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On February 22, 2005, Sentigen Holding Corp. (the "Company") and its wholly-owned subsidiary, Cell & Molecular Technologies, Inc. ("CMT"), entered into agreements with Serologicals Corporation and its direct and indirect subsidiaries, Chemicon Specialty Media, Inc. ("Purchaser") and Chemicon International, Inc., pursuant to which CMT sold substantially all of the assets, including a real estate facility, of its Specialty Media Division (the "Division") to the Purchaser for $6,500,000 in cash.

      Pursuant to the Asset Purchase Agreement among the parties, CMT sold substantially all of the assets of the Division for $6,095,000, subject to post-closing working capital adjustments. Of this amount, $500,000 is being held in escrow pursuant to the terms of an Escrow Agreement to satisfy indemnification obligations of the Company or CMT. Assuming no indemnification obligations of the Company or CMT, $250,000 will be paid to the Company on each of the six month and one year anniversaries of the Asset Purchase Agreement.

      The parties also entered into an Agreement of Sale pursuant to which the Purchaser acquired the Division's facility at 580 Marshall St., Philipsburg, NJ for $405,000 (the "Real Estate Purchase Agreement"). The Purchaser also agreed to pay off the outstanding loan in the amount of $243,310 secured by a mortgage on the property pursuant to the terms of the Asset Purchase Agreement.

      The parties also entered into a Transition Services Agreement pursuant to which CMT will provide the Purchaser with certain telecommunication, accounting and document management services until June 30, 2005.

      The transactions closed on February 22, 2005.

      The Asset Purchase Agreement, Real Estate Purchase Agreement, Escrow Agreement and Transition Services Agreement are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 respectively, and are incorporated herein by reference.

      The Company issued a press release on February 22, 2005 announcing the transactions described above. A copy of the press release is attached hereto as
Exhibit 99.1.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      The information contained in Item 1.01 is incorporated herein by reference.

     ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (b) Pro Forma Financial Information (1)

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                      Pro-forma Consolidated Balance Sheet
                            As of September 30, 2004

                                                                               (Unaudited)
                                               ----------------------------------------------------------------------------------
                                                 As reported in          Assets                                    Pro-forma
                                                Form 10-Q dated      and Liabilities         Pro-forma              as of
                                               September 30, 2004       Disposed     (2)    Adjustments       September 30, 2004
                                               ------------------    ---------------       -------------     --------------------
Assets
   Current assets
      Cash and cash equivalents                  $     996,857         $           -       $  5,928,677 (3)   $     6,925,534
      U.S. Treasury Note, available for
       sale, at fair value                           9,075,960                     -                  -             9,075,960
      Restricted cash                                        -                     -            500,000 (3)           500,000
      Accounts receivable - net of allowance
       for doubtful accounts                         1,060,192              (403,572)                 -               656,620
      Unbilled services                                      -                     -                  -                     -
      Inventory                                        285,105              (285,105)                 -                     -
      Accrued interest receivable                      105,469                     -                  -               105,469
      Prepaid expenses                                 100,225                     -                  -               100,225
                                                 -------------         -------------       ------------       ---------------
                                                    11,623,808              (688,677)         6,428,677            17,363,808
                                                 -------------         -------------       ------------       ---------------
   Property, plant and equipment, net of             1,470,218              (488,667)                                 981,551
    accumulated depreciation)

   Other assets
      Security deposits                                 21,111                     -                  -                21,111
      Deferred financing costs - net of
       accumulated amortization                          6,975                (6,626)                 -                   349
      License costs - net of accumulated
       amortization                                    323,995                     -                  -               323,995
                                                 -------------         -------------       ------------       ---------------
                                                       352,081                (6,626)                 -               345,455
                                                 -------------         -------------       ------------       ---------------
Total assets                                     $  13,446,107         $  (1,183,970)      $  6,428,677       $    18,690,814
                                                 =============         =============       ============       ===============

Liabilities and stockholders' equity
   Current liabilities
      Current maturities of long-term debt       $     140,260         $      (1,083)                 -       $       139,177
      Liability under capital lease - current
       portion                                          67,465                     -                  -                67,465
      Accounts payable and accrued expenses          1,392,214              (187,443)         1,008,624 (4)         2,213,395
      Customer deposits                                922,396                     -                  -               922,396
      Unearned revenue                                   6,741                     -                  -                 6,741
                                                 -------------         -------------       ------------       ---------------
                                                     2,529,076              (188,526)         1,008,624             3,349,174

   Liability under capital lease - long-term            42,955                     -                  -                42,955
   Long-term debt - net of current maturities          770,460              (246,754)                 -               523,706
                                                 -------------         -------------       ------------       ---------------
   Total liabilities                                 3,342,491              (435,280)         1,008,624             3,915,835
                                                 -------------         -------------       ------------       ---------------
   Stockholders' equity
     Preferred Stock - $.01 par value,
       5,000,000 shares
       authorized - none issued or outstanding   $           -         $           -       $          -       $             -
     Common Stock - $.01 par value, 20,000,000
     shares authorized, 7,470,292 and 7,454,744
        shares issued and outstanding in 2004
        and 2003, respectively                          74,702                     -                  -                74,702
      Additional paid-in capital                    14,009,782                     -                  -            14,009,782
      Accumulated other comprehensive income            83,414                     -                  -                83,414
      Accumulated deficit                           (4,064,282)                    -          4,671,363 (5)           607,081
                                                 -------------         -------------       ------------       ---------------
   Total stockholders' equity                       10,103,616                     -          4,671,363            14,774,979
                                                 -------------         -------------       ------------       ---------------
Total liabilities and stockholders' equity       $  13,446,107         $    (435,280)      $  5,679,987       $    18,690,814
                                                 =============         =============       ============       ===============

The accompanying notes are an integral part of these pro-forma consolidated financial statement

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                 Pro-forma Consolidated Statements of Operations
              For the three month period ended September 30, 2004

                                                                                    (Unaudited)
                                                 ---------------------------------------------------------------------------
                                                   As reported in
                                                   Form 10-Q dated       Discontinued           Pro-forma
                                                  September 30, 2004     Operation (6)         Adjustments        Pro-forma
                                                 -------------------    ---------------       -------------     ------------
Revenue
     Molecular cell science                         $   1,528,443        $          -         $        -        $  1,528,443
     Specialty media                                      826,481            (826,481)                 -                   -
     Sentigen Biosciences                                  75,927                   -                  -              75,927
                                                    -------------        ------------         ----------        ------------
                                                        2,430,851            (826,481)                 -           1,604,370
                                                    -------------        ------------         ----------        ------------
Direct costs
     Molecular cell science                               533,499                   -                  -             533,499
     Specialty media                                      351,738            (351,738)                 -                   -
     Sentigen Biosciences                                  51,050                   -                  -              51,050
                                                    -------------        ------------         ----------        ------------
                                                          936,287            (351,738)                 -             584,549
                                                    -------------        ------------         ----------        ------------
Income after direct costs
     Molecular cell science                               994,944                                                    994,944
     Specialty media                                      474,743            (474,743)                 -                   -
     Sentigen Biosciences                                  24,877                   -                  -              24,877
                                                    -------------        ------------         ----------        ------------
                                                        1,494,564            (474,743)                 -           1,019,821
                                                    -------------        ------------         ----------        ------------
Operating expenses
     Selling, general and administrative costs            678,462            (172,720)                 -             505,742
     Research and development                             460,112              (2,862)                 -             457,250
     Corporate overhead                                   383,955                   -                  -             383,955
     Stock based compensation                              62,784                   -                  -              62,784
     Depreciation and amortization                        168,078             (24,096)                 -             143,982
                                                    -------------        ------------         ----------        ------------
                                                        1,753,391            (199,678)                 -           1,553,713
                                                    -------------        ------------         ----------        ------------
(Loss) income from operations                            (258,827)           (275,065)                 -            (533,892)
                                                    -------------        ------------         ----------        ------------
Interest income                                            73,262                   -                  -              73,262
Interest expense                                           13,095              (1,502)                  -              11,593
                                                    -------------        ------------         ----------        ------------
Interest income, net of interest expense                   60,167               1,502                  -              61,669
                                                    -------------        ------------         ----------        ------------
(Loss) income before provision for income taxes          (198,660)           (273,563)                 -            (472,223)

Provision for income taxes                                 40,250             (16,500)                 -              23,750
                                                    -------------        ------------         ----------        ------------
Net (loss) income from continuing operations             (238,910)           (257,063)                 -            (495,973)

Income from discontinued operations, net of tax                 -             257,063                  -             257,063

Gain on disposal, net of tax                                    -                   -          4,671,363 (5)       4,671,363
                                                    -------------        ------------         ----------        ------------
Net (loss) income                                        (238,910)                  -          4,671,363           4,432,453

Other comprehensive income (loss)
     Unrealized gain on investments                        74,469                   -                  -              74,469
                                                    -------------        ------------         ----------        ------------
Comprehensive (loss) income                         $    (164,441)       $          -         $4,671,363        $  4,506,922
                                                    =============        ============         ==========        ============
Basic and diluted net loss per share
     from continuing operations:
     Basic and Diluted                              $       (0.03)                                              $      (0.07)
                                                    =============                                               ============
Net (loss) income per share:
     Basic                                          $       (0.03)                                              $       0.59
                                                    =============                                               ============
     Diluted                                        $       (0.03)                                              $       0.53
                                                    =============                                               ============
Weighted average shares outstanding:
     Basic                                              7,468,633                                                  7,468,633
                                                    =============                                               ============
     Diluted                                            7,468,633                                                  8,432,291
                                                    =============                                               ============

The accompanying notes are an integral part of these pro-forma consolidated financial statement
                                                                               4

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                 Pro-forma Consolidated Statements of Operations
               For the three month period ended September 30, 2003

                                                            (Unaudited)
                                  ---------------------------------------------------------------------
                                   As reported
                                  in Form 10-Q
                                      dated
                                  September 30,         Discontinued       Pro-forma
                                       2003             Operation (6)     Adjustments        Pro-forma
                                  -------------        ------------      -------------     ------------
Revenue
  Molecular cell science          $   1,525,064        $          -      $           -     $  1,525,064
  Specialty media                       692,207            (692,207)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                      2,217,271            (692,207)                 -        1,525,064
                                  -------------        ------------      -------------     ------------
Direct costs
  Molecular cell science                485,207                   -                  -          485,207
  Specialty media                       312,201            (312,201)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                        797,408            (312,201)                 -          485,207
                                  -------------        ------------      -------------     ------------
Income after direct costs
  Molecular cell science              1,039,857                   -                  -        1,039,857
  Specialty media                       380,006            (380,006)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                      1,419,863            (380,006)                 -        1,039,857
                                  -------------        ------------      -------------     ------------
Operating expenses
  Selling, general and
   administrative costs                 691,306            (181,012)                 -          510,294
  Research and development              279,590              (5,231)                 -          274,359
  Corporate overhead                    267,033                   -                  -          267,033
  Stock based compensation              836,798                   -                  -          836,798
  Depreciation and amortization         134,135             (26,346)                 -          107,789
                                  -------------        ------------      -------------     ------------
                                      2,208,862            (212,589)                 -        1,996,273
                                  -------------        ------------      -------------     ------------
(Loss) income from operations          (788,999)           (167,417)                 -         (956,416)
                                  -------------        ------------      -------------     ------------
Interest income                          21,184                   -                  -           21,184
Interest expense                         16,077              (2,075)                 -           14,002
                                  -------------        ------------      -------------     ------------
Interest income, net of
 interest expense                         5,107               2,075                  -            7,182
                                  -------------        ------------      -------------     ------------
(Loss) income before provision
 for income taxes                      (783,892)           (165,342)                 -         (949,234)
Provision for income taxes               20,170             (14,467)                 -            5,703
                                  -------------        ------------      -------------     ------------
Net (loss) income from
 continuing operations                 (804,062)           (150,875)                 -         (954,937)
Income from discontinued
 operations, net of tax                       -             150,875                  -          150,875
Gain on disposal, net of tax                  -                   -          4,205,800(5)     4,205,800
                                  -------------        ------------      -------------     ------------
Net (loss) income                      (804,062)                  -          4,205,800        3,401,738
Other comprehensive
 income (loss)
Unrealized gain on investments                -                   -                  -                -
                                  -------------        ------------      -------------     ------------
Comprehensive (loss) income       $    (804,062)       $          -      $   4,205,800     $  3,401,738
                                  =============        ============      =============     ============
Basic and diluted net loss per
 share from continuing
 operations:
 Basic and Diluted                $       (0.11)                                           $      (0.13)
                                  =============                                            ============
Net(loss)income per share:
  Basic                           $       (0.11)                                           $       0.46
                                  =============                                            ============
  Diluted                         $       (0.11)                                           $       0.39
                                  =============                                            ============
Weighted average shares
  outstanding:
  Basic                               7,454,744                                               7,454,744
                                  =============                                            ============
  Diluted                             7,454,744                                               8,782,660
                                  =============                                            ============

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                 Pro-forma Consolidated Statements of Operations
               For the nine month period ended September 30, 2004

                                                                 Unaudited
                                  ---------------------------------------------------------------------
                                   As reported
                                  in Form 10-Q
                                      dated
                                  September 30,        Discontinued        Pro-forma
                                       2004             Operation (6)     Adjustments        Pro-forma
                                  -------------        ------------      -------------     ------------
Revenue
  Molecular cell science          $   4,036,633        $          -      $           -     $  4,036,633
  Specialty media                     2,383,339          (2,383,339)                 -                -
  Sentigen Biosciences                   75,927                   -                  -           75,927
                                  -------------        ------------      -------------     ------------
                                      6,495,899          (2,383,339)                 -        4,112,560
                                  -------------        ------------      -------------     ------------

Direct costs
  Molecular cell science              1,455,701                   -                  -        1,455,701
  Specialty media                       941,023            (941,023)                 -                -
  Sentigen Biosciences                   51,050                   -                  -           51,050
                                  -------------        ------------      -------------     ------------
                                      2,447,774            (941,023)                 -        1,506,751
                                  -------------        ------------      -------------     ------------

Income after direct costs
  Molecular cell science              2,580,932                   -                  -        2,580,932
  Specialty media                     1,442,316          (1,442,316)                 -                -
  Sentigen Biosciences                   24,877                   -                  -           24,877
                                  -------------        ------------      -------------     ------------
                                      4,048,125          (1,442,316)                 -        2,605,809
                                  -------------        ------------      -------------     ------------
Operating expenses
  Selling, general and
   administrative costs               1,884,668            (475,771)                 -        1,408,897
  Research and development            1,389,051             (19,005)                 -        1,370,046
  Corporate overhead                  1,357,848                   -                  -        1,357,848
  Stock based compensation              760,223                   -                  -          760,223
  Depreciation and
   amortization                         408,665             (74,144)                 -          334,521
                                  -------------        ------------      -------------     ------------
                                      5,800,455            (568,920)                 -        5,231,535
                                  -------------        ------------      -------------     ------------
(Loss) income from operations        (1,752,330)           (873,396)                 -       (2,625,726)
                                  -------------        ------------      -------------     ------------
Interest income                         144,693                   -                  -          144,693
Interest expense                         39,437              (8,441)                 -           30,996
                                  -------------        ------------      -------------     ------------
Interest income, net of
 interest expense                       105,256               8,441                  -          113,697
                                  -------------        ------------      -------------     ------------
(Loss) income before provision
 for income tax                      (1,647,074)           (864,955)                 -       (2,512,029)
Provision for income taxes               88,285             (47,509)                 -           40,776
                                  -------------        ------------      -------------     ------------
Net (loss) income from
 continuing operations               (1,735,359)           (817,446)                 -       (2,552,805)
Income from discontinued
 operations, net of tax                       -             817,446                  -          817,446
Gain on disposal, net of tax                  -                   -          4,671,363(5)     4,671,363
                                  -------------        ------------      -------------     ------------
Net (loss) income                    (1,735,359)                  -          4,671,363        2,936,004

Other comprehensive
 income (loss) Unrealized
 gain on investments                     83,414                   -                  _           83,414
                                  -------------        ------------      -------------     ------------
Comprehensive (loss) income       $  (1,651,945)       $          -      $   4,671,363     $  3,019,418
                                  =============        ============      =============     ============
Basic and diluted net loss per
 share from continuing operations:
 Basic and Diluted                $       (0.23)                                           $      (0.34)
                                  =============                                            ============
Net (loss) income  per share:
  Basic                           $       (0.23)                                           $       0.39
                                  =============                                            ============
  Diluted                         $       (0.23)                                           $       0.35
                                  =============                                            ============
Weighted average shares
 outstanding:
  Basic                               7,462,309                                               7,462,309
                                  =============                                            ============
  Diluted                             7,462,309                                               8,499,154
                                  =============                                            ============

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

                    SENTIGEN HOLDING CROP. AND SUBSIDIARIES
                Pro-forma Consolidated Statements of Operations
               For the nine month period ended September 30, 2003

                                                                 Unaudited
                                  ---------------------------------------------------------------------
                                   As reported
                                  in Form 10-Q
                                      dated
                                  September 30,        Discontinued        Pro-forma
                                      2003             Operation (6)      Adjustments        Pro-forma
                                  -------------        ------------      -------------     ------------
Revenue
  Molecular cell science          $   4,514,283        $          -      $           -     $  4,514,283
  Specialty media                     2,252,252          (2,252,252)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                      6,766,535          (2,252,252)                 -        4,514,283
                                  -------------        ------------      -------------     ------------
Direct costs
  Molecular cell science              1,390,574                   -                  -        1,390,574
  Specialty media                       917,076            (917,076)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                      2,307,650            (917,076)                 -        1,390,574
                                  -------------        ------------      -------------     ------------
Income after direct costs
  Molecular cell science              3,123,709                   -                  -        3,123,709
  Specialty                           1,335,176          (1,335,176)                 -                -
  Sentigen Biosciences                        -                   -                  -                -
                                  -------------        ------------      -------------     ------------
                                      4,458,885          (1,335,176)                 -        3,123,709
                                  -------------        ------------      -------------     ------------
Operating expenses
  Selling, general and
   administrative costs               1,980,896            (494,265)                 -        1,486,631
  Research and development              770,273             (14,137)                 -          756,136
  Corporate overhead                    767,550                   -                  -          767,550
  Stock based compensation              935,475                   -                  -          935,475
  Depreciation and amortization         380,948             (70,538)                 -          310,410
                                  -------------        ------------      -------------     ------------
                                      4,835,142            (578,940)                 -        4,256,202
                                  -------------        ------------      -------------     ------------
(Loss) income from operations          (376,257)           (756,236)                 -       (1,132,493)
                                  -------------        ------------      -------------     ------------
Interest income                          69,267                   -                  -           69,267
Interest expense                         52,932              (6,212)                 -           46,720
                                  -------------        ------------      -------------     ------------
Interest income, net of interest
  expense                                16,335               6,212                  -           22,547
                                  -------------        ------------      -------------     ------------
(Loss) income before provision
  for income taxes                     (359,922)           (750,024)                 -       (1,109,946)
Provision for income taxes               90,906             (65,627)                 -           25,279
                                  -------------        ------------      -------------     ------------
Net (loss) income from
  continuing operations                (450,828)           (684,397)                 -       (1,135,225)
Income from discontinued
  operations, net of tax                      -             684,397                  -          684,397
Gain on disposal, net of tax                  -                   -          4,205,800(5)     4,205,800
                                  -------------        ------------      -------------     ------------
Net (loss) income                      (450,828)                  _          4,205,800        3,754,972
Other comprehensive
  income (loss)
  Unrealized gain on
  investments                                 -                   -                  -                -
                                  -------------        ------------      -------------     ------------
Comprehensive (loss) income       $    (450,828)       $          -      $   4,205,800     $  3,754,972
                                  =============        ============      =============     ============
Basic and diluted net
  loss per share from
  continuing operations:
  Basic and Diluted               $       (0.06)                                           $      (0.15)
                                  =============                                            ============
Net (loss) income per share:
  Basic                           $       (0.06)                                           $       0.50
                                  =============                                            ============
  Diluted                         $       (0.06)                                           $       0.43
                                  =============                                            ============
Weighted average shares
  outstanding:
  Basic                               7,453,394                                               7,453,394
                                  =============                                            ============
  Diluted                             7,453,394                                               8,780,421
                                  =============                                            ============

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                      Pro-forma Consolidated Balance Sheet
                             As of December 31, 2003

                                                                                (Unaudited)
                                                 -------------------------------------------------------------------------------
                                                   As reported in            Assets                              Pro-forma
                                                   Form 10-K dated      and Liabilities        Pro-forma           as of
                                                  December 31, 2003        Disposed    (2)    Adjustments     December 31, 2003
                                                 -------------------    ---------------       -------------    -----------------
Assets
  Current assets

      Cash and cash equivalents                  $       10,086,952    $            -         $   5,850,000 (3) $     15,936,952
      Restricted cash                                             -                 -               500,000 (3)          500,000
      Accounts receivable - net of allowance
       for doubtful accounts                                940,570          (355,419)                    -              585,151
      Unbilled services                                       4,650                 -                     -                4,650
      Inventory                                             241,134          (241,134)                    -                    -
      Accrued interest receivable                             4,156                 -                     -                4,156
      Prepaid expenses                                       70,396                 -                     -               70,396
                                                 ------------------    --------------         -------------     ----------------
                                                         11,347,858          (596,553)            6,350,000           17,101,305
                                                 ------------------    --------------         -------------     ----------------

  Property, plant and equipment, net of
    accumulated depreciation)                             1,403,600         (574,460)                     -              829,140

  Other assets
      Security deposits                                      20,411                -                      -               20,411
      Deferred financing costs - net of
       accumulated amortization                               8,076           (7,202)                     -                  874
      License costs - net of accumulated
       amortization                                         343,434                -                      -              343,434
                                                 ------------------    -------------          -------------     ----------------
                                                            371,921           (7,202)                     -              364,719
                                                 ------------------    -------------          -------------     ----------------

Total assets                                     $       13,123,379    $  (1,178,215)         $   6,350,000     $     18,295,164
                                                 ==================    =============          =============     ================
Liabilities and stockholders' equity
   Current liabilities

      Current maturities of long-term debt       $          211,927    $        (961)         $           -     $        210,966
      Liability under capital lease - current
       portion                                               44,448                -                      -               44,448

      Accounts payable and accrued expenses                 892,059         (173,996)             1,276,390 (4)        1,994,453
      Customer deposits                                     234,570                -                      -              234,570
      Unearned revenue                                        8,600                -                      -                8,600
                                                 ------------------    -------------          -------------     ----------------

                                                          1,391,604         (174,957)             1,276,390            2,493,037

  Liability under capital lease - long-term                  42,483                -                      -               42,483
  Long-term debt - net of current maturities                758,098         (248,709)                     -              509,389
                                                 ------------------    -------------          -------------     ----------------
  Total liabilities                                       2,192,185         (423,666)             1,276,390            3,044,909
                                                 ------------------    -------------          -------------     ----------------
   Stockholders' equity
      Preferred Stock - $.01 par value,
       5,000,000 shares
        authorized - none issued or
         outstanding                             $               -     $           -          $           -     $              -
      Common Stock - $.01 par value,
       20,000,000 shares
        authorized, 7,454,744 and 7,451,044
         shares issued
          and outstanding in 2003 and 2002,
           respectively                                      74,547                -                      -               74,547
      Additional paid-in capital                         13,185,570                -                      -           13,185,570
      Accumulated other comprehensive income                      -                -                      -                    -

      Accumulated deficit                                (2,328,923)               -              4,319,061 (5)        1,990,138
                                                 ------------------    -------------          -------------     ----------------
   Total stockholders' equity                            10,931,194                -              4,319,061           15,250,255
                                                 ------------------    -------------          -------------     ----------------
Total liabilities and stockholders' equity       $       13,123,379    $    (423,666)         $   5,595,451     $     18,295,164
                                                 ==================    =============          =============     ================

The accompanying notes are an integral part of these pro-forma consolidated financial statements.

                     SENTIGEN HOLDING CORP. AND SUBSIDIARIES
                 Pro-fonna Consolidated Statements of Operations
                      For the year ended December 31, 2003

                                                                                             (Unaudited)
                                                   As reported in       ----------------------------------------------------
                                                   Form 10-K dated        Discontinued          Pro-forma
                                                  Decemberr 31, 2003       Operation    (6)    Adjustments        Pro-forma
                                                 -------------------    ---------------       -------------     ------------

Revenue
     Molecular cell science                      $   6,076,502          $          -          $        -        $  6,076,502
     Specialty media                                 2,938,279          $ (2,938,279)                  -                   -
     Sentigen Biosciences                                    -                     -                   -                   -
                                                 -------------          ------------          ----------        ------------
                                                     9,014,781            (2,938,279)                  -           6,076,502
                                                 -------------          ------------          ----------        ------------
Direct costs
     Molecular cell science                          1,869,769                     -                   -           1,869,769
     Specialty media                                 1,227,770            (1,227,770)                  -                   -
     Sentigen Biosciences                                    -                     -                   -                   -
                                                 -------------          ------------          ----------        ------------
                                                     3,097,539            (1,227,770)                  -           1,869,769
                                                 -------------          ------------          ----------        ------------
Income after direct costs
     Molecular cell science                          4,206,733                     -                   -           4,206,733
     Specialty media                                 1,710,509            (1,710,509)                  -                   -
     Sentigen Biosciences                                    -                     -                   -                   -
                                                 -------------          ------------          ----------        ------------
                                                     5,917,242            (1,710,509)                  -           4,206,733
                                                 -------------          ------------          ----------        ------------
Operating expenses
     Selling, general and administrative costs       2,777,785              (699,463)                  -           2,078,322
     Research and development                        1,119,172               (16,419)                  -           1,102,753
     Corporate overhead                              1,292,119                     -                   -           1,292,119
     Stock based compensation                          943,200                     -                   -             943,200
     Depreciation and amortization                     552,499               105,225                   -             447,274
                                                 -------------          ------------          ----------        ------------
                                                     6,684,775              (821,107)                  -           5,863,668
                                                 -------------          ------------          ----------        ------------
(Loss) income from operations                         (767,533)             (889,402)                  -          (1,656,935)
                                                 -------------          ------------          ----------        ------------
Interest income                                         88,387                     -                   -              88,387
Interest expense                                        67,898               (15,078)                  -              52,820
                                                 -------------          ------------          ----------        ------------
Interest income, net of interest expense                20,489                15,078                   -              35,567
                                                 -------------          ------------          ----------        ------------
(Loss) income before provision
 for income taxes                                     (747,044)             (874,324)                  -          (1,621,368)
Provision for income taxes                             126,144               (62,445)                  -              63,699
                                                 -------------          ------------          ----------        ------------
Net (loss) income from continuing operations          (873,188)             (811,879)                  -          (1,685,067)

Income from discontinued operations, net of tax              -               811,879                   -             811,879

Gain on disposal, net of tax                                 -                     -           4,319,061 (5)       4,319,061
                                                 -------------          ------------          ----------        ------------
Net (loss) income                                     (873,188)                    -           4,319,061           3,445,873

Other comprehensive income (loss)
     Unrealized gain on investments                    (13,817)                    -                   -             (13,817)
                                                 -------------          ------------          ----------        ------------
Comprehensive (loss) income                      $    (887,005)         $          -          $4,319,061        $  3,432,056
                                                 =============          ============          ==========        ============
Basic and diluted net loss per share
     from continuing operations:
     Basic and Diluted                           $       (0.12)                                                 $      (0.23)
                                                 =============                                                  ============
Net (loss) income per share:
     Basic                                       $       (0.12)                                                 $       0.46
                                                 =============                                                  ============
     Diluted                                     $       (0.12)                                                 $       0.41
                                                 =============                                                  ============
Weighted average shares outstanding:
     Basic                                           7,453,664                                                     7,453,664
                                                 =============                                                  ============
     Diluted                                         7,453,664                                                     8,476,316
                                                 =============                                                  ============

  The accompanying notes are an integral part of these pro-forma consolidated financial statements.

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS:

1. BASIS OF PRESENTATION

      The preceding unaudited pro-forma consolidated financial statements are based upon our historical results of operations and financial condition, adjusted to reflect the pro forma effect from the sale of the assets of the Specialty Media Division (the "Division"). The historical and pro-forma consolidated financial information presented herein should be read in conjunction with the audited consolidated financial statements and notes in our Annual Report on Form 10-K for the year ended December 31, 2003 and with the unaudited consolidated financial statements and notes in our Quarterly Report on Form 10-Q for the quarter and nine-month period ended September 30, 2004.

      In the opinion of management, the accompanying unaudited pro forma consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on our historical consolidated financial information. The adjustments are described in the notes below and are set forth in the "Pro Forma Adjustments" column.

      The unaudited pro-forma consolidated financial statements have been presented for information purposes only and are not indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

2. ASSETS AND LIABILITIES DISPOSED

      Reflects the assets and liabilities of the division disposed of pursuant to the Asset Purchase Agreement.

3. NET CASH PROCEEDS

      Reflects the cash proceeds, net of transaction costs, received from the sale, plus estimated purchase price adjustments based on the closing date working capital of the Division. Restricted cash represents the $500,000 held in escrow pursuant to the terms of the Escrow Agreement. Assuming no indemnification obligations of the Company or CMT, $250,000 will be paid to the Company on each of the six month and one year anniversaries of the Asset Purchase Agreement.

4. INCOME TAXES PAYABLE

      Reflects accrued state income taxes and current and deferred federal income taxes payable on the transaction.

5. GAIN ON TRANSACTION, NET OF INCOME TAXES

      Reflects the gain on the transaction net of state, current and deferred federal income taxes.

6. DISCONTINUED OPERATIONS ACCOUNTING FOR THE DIVISION

      Reflects the reclassifications necessary to account for the results of operations from the Division as discontinued operations, net of applicable state income taxes.

(c) Exhibits.

      10.1 Asset Purchase Agreement dated February 22, 2005 by and among Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      10.2 Real Estate Purchase Agreement dated February 22, 2005 by and between Chemicon Specialty Media, Inc., Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      10.3 Escrow Agreement dated February 22, 2005 by and among Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp., Cell & Molecular Technologies, Inc. and Sun Trust Bank, N.A.

      10.4 Transition Services Agreement by and between Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      99.1  Press Release dated February 22, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SENTIGEN HOLDING CORP.

                                             /s/ Fredrick B. Rolff
                                             -----------------------------------
                                             Chief Financial Officer
                                             (Principal Accounting and Financial
                                             Officer)
Dated: February 28, 2005

                                  EXHIBIT INDEX

      10.1 Asset Purchase Agreement dated February 22, 2005 by and among Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      10.2 Real Estate Purchase Agreement dated February 22, 2005 by and between Chemicon Specialty Media, Inc., Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      10.3 Escrow Agreement dated February 22, 2005 by and among Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp., Cell & Molecular Technologies, Inc. and Sun Trust Bank, N.A.

      10.4 Transition Services Agreement by and between Chemicon Specialty Media, Inc., Chemicon International, Inc. Serologicals Corporation, Sentigen Holding Corp. and Cell & Molecular Technologies, Inc.

      99.1  Press Release dated February 22, 2005.